Exhibit 10.2.8

                          TRADEMARK SECURITY AGREEMENT

            This TRADEMARK SECURITY AGREEMENT (the "Agreement") made as of this 15th day of May 2006, by PLAYBOY.COM, INC., a Delaware corporation ("Grantor") in favor of Bank of America, N.A., in its capacity as Agent for the Lenders party to the Credit Agreement (defined below) ("Grantee"):

                               W I T N E S S E T H

            WHEREAS, PEI Holdings, Inc. ("PEI"), Grantee and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of April 1, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), providing for extensions of credit to be made to or for the benefit of PEI by Lenders;

            WHEREAS, pursuant to that certain Joinder to Master Corporate Guaranty of even date herewith pursuant to which Grantor has become a party to that certain Master Corporate Guaranty dated as of March 11, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Guaranty") among Playboy Enterprises, Inc. ("Playboy"), certain direct and indirect subsidiaries of PEI (collectively, the "Other Grantors") and Grantee, Grantor has guaranteed the Borrower's Obligations (as defined in the Guaranty); and

            WHEREAS, pursuant to the terms of a certain Joinder to Security Agreement of even date herewith pursuant to which Grantor has become a party to that certain Security Agreement dated as of March 11, 2003 among the Other Grantors and Grantee (as the same may be amended or otherwise modified from time to time, the "Security Agreement"), Grantor has granted to Grantee, for the benefit of Lenders, a lien on, and security interest in, any and all right, title and interest in, and to the Trademarks (as defined in the Security Agreement), whether now owned or hereafter created, acquired or arising, to secure the payment of all obligations of and amounts owing by PEI under the Credit Agreement and Grantor's obligations under the Guaranty;

            NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Grantor agrees as follows:

            1. Incorporation of Credit Agreement and Security Agreement. The Credit Agreement and Security Agreement and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto. All terms capitalized but not otherwise defined herein shall have the same meanings herein as in the Security Agreement.

            2. Grant and Reaffirmation of Grant of Security Interests. To secure the payment and performance of the Obligations and Grantor's obligations under the Guaranty, Grantor hereby grants to Grantee, for its benefit and the benefit of Lenders, and hereby affirms its grant pursuant to the Security Agreement (which grant shall be deemed to have been made simultaneously herewith) of, a lien on, and security interest in, any and all right, title and interest in and to the following (all of the following items or types of property being herein collectively referred to as the "Trademark Collateral"; provided that Trademark Collateral will not include "intent to use" trademark applications unless Grantor has used such trademarks and has filed a statement of use or amendment to allege use with respect to such application), whether now owned or hereafter created, acquired or arising:

            (i) any trademarks, trademark registrations, and trademark applications, trade names and trade styles, service marks, service registrations and service mark applications, including without limitation, the United States federal trademark registrations and applications set forth on Schedule A hereto, all renewals and extensions of any of the foregoing and all goodwill symbolized by any of the foregoing;

            (ii) all income, damages and payments now and hereafter due or payable with respect thereto, including without limitation, damages and payments for past or future infringements, unfair competition, dilution, or for injury to the goodwill associated with any of the Trademarks;

            (iii) licenses of any of the foregoing to or from third parties and the royalties and other payments, if any, receivable thereunder;

            (iv)  the  right  to  sue  for   past,   present   and   future
      infringements thereof;

            (v) all rights corresponding thereto throughout the world; and

            (vi) Proceeds and products of the foregoing and all insurance payments pertaining to the foregoing and proceeds thereof.

            Notwithstanding the foregoing, the Trademark Collateral shall not include any General Intangibles or other rights arising under any contracts, instruments, licenses or other documents to the extent that the grant of a Lien or security interest therein would (a) result in a breach of the terms of, or constitute a default under, such contract, instrument, license, agreement or other document (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407 or 9-408 of the Uniform Commercial Code or any successor provision of the Uniform Commercial Code of any relevant jurisdiction or other applicable law) or (b) give any other party to such contract, instrument, license or other document the right to terminate its obligations thereunder pursuant to a valid and enforceable provision (including without limitation in connection with the operation of Section 9-406, 9-407 or 9-408 of the Uniform Commercial Code or any other applicable law).


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

            IN WITNESS WHEREOF, Grantor has duly executed this Agreement as of the date first written above.

                                           PLAYBOY.COM, INC.


                                           By
                                           Name: Robert Campbell
                                           Title:Treasurer

Agreed and Accepted
As of the Date First Written Above

BANK OF AMERICA, N.A.
as Agent

By David A Johanson
Its Vice President

                                 ACKNOWLEDGMENT

STATE OF                   Illinois )
                                    )  SS
COUNTY OF                  Cook     )

            I, Sue Ann Dickey, a Notary Public in and for and residing in said County and State, DO HEREBY CERTIFY THAT Robert Campbell, of Playboy.com, Inc., personally known to me to be the same persons whose names are subscribed to the foregoing instrument appeared before me this day in person and acknowledged that they signed and delivered said instrument as their own free and voluntary act and as the free and voluntary act of the corporations set forth on the signature page of the foregoing instrument for the uses and purposes therein set forth.

            GIVEN under my hand and notarial seal this 5th day of May 2006.

                                             Sue Ann Dickey
                                             Notary Public

                                             My Commission Expires:

                                             September 2, 2007

                                 ACKNOWLEDGMENT

STATE OF                   Illinois )
                                    )  SS
COUNTY OF                  Cook     )

            I, Maria Paggao, a Notary Public in and for and residing in said County and State, DO HEREBY CERTIFY THAT David A. Johanson of Bank of America, N.A., personally known to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that ___he signed and delivered said instrument as his own free and voluntary act and as the free and voluntary act of said __________ for the uses and purposes therein set forth.

            GIVEN under my hand and notarial seal this 1st day of May 2006.

                                        Maria Paggao
                                        Notary Public

                                        My Commission Expires:

                                              2/1/09
                                        ----------------------------------------


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

                                   SCHEDULE A

                             TRADEMARK REGISTRATIONS

   Trademark Title            U.S. Registration No.           Registration Date
   ---------------            ---------------------           -----------------

                             TRADEMARK APPLICATIONS

Trademark Application         U.S. Application No.            Registration Date
---------------------         --------------------            -----------------